EXHIBIT 10.7

                                                        EAI Contract No. 187995


                       EPSON AUTHORIZED RESELLER AGREEMENT

     This Agreement is entered by EPSON AMERICA, INC. ("Epson"), a California corporation with its principal place of business at: 20770 Madrona Avenue, Torrance, California 90503, Attn: Sales Administration, Mail Stop B1-01 and


                           Miami Computer Supply Inc.
                             3884 Indian Ripple Road
                                Dayton, OH 45440


        Attn:          Tom Winstel, Al Schwarz, Richard Newkold, Roger Turvy


a Corporation, ("VAR Reseller")

     WHEREAS, Epson wishes to appoint Reseller as an Epson Authorized Reseller and Reseller wishes to purchase certain Epson products for resale, the parties agree as follows:

     1. Authorization. Epson appoints Reseller as a non-exclusive Reseller of the Epson products listed in the attached Product Supplement (the "Products"). Epson reserves the unqualified right to sell Products of every type to all end users and other resellers, wherever located, regardless of any previous or current relationships between Reseller and such end users or resellers.

     2. Purchase Orders. All orders shall be made or confirmed in writing and are subject to acceptance by Epson. Reseller may cancel or modify any order by notifying Epson in writing at least five (5) working days prior to a scheduled shipment. Reseller shall be responsible for all costs and fees incurred by Epson for refused shipments, including freight and insurance costs, unless cancelled pursuant to this provision. Although Epson shall make reasonable efforts to fulfill any accepted orders, delivery dates in any purchase orders or confirmations are estimates only. Reseller acknowledges that Epson may be subject to production or shipment delays and may, in its sole discretion, allocate products among its customers notwithstanding the effects of such allocations on any outstanding orders. Epson shall not be liable for any consequential or special damages whatsoever for any failure or delay in fulfilling any order, including claims for lost profits or damages. Unless Reseller specifies that partial orders shall not be made, Epson may make partial shipments of Reseller's orders which shall not be construed as acceptance of the entire order and shall be separately invoiced and paid for when due.

     3. Prices and Payment. The prices to be paid by Reseller shall be Epson's prices in effect at the time Reseller's order is accepted by Epson. Epson's prices are subject to change without notice. Title and risk of loss shall pass to Reseller under FOB terms at


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Epson's shipment point. Payment shall be made pursuant to such terms as are approved by Epson's Credit Department, in its sole discretion. All late payments shall bear interest at fifteen percent per annum or the highest rate allowed by law, whichever is lower. In the event of more than a thirty day delay in payment by Reseller, Epson shall be entitled to recover its costs of collection, including reasonable attorneys' fees and costs.

     4. Term and Termination. This agreement commences on the date signed by Epson. Either party may terminate at any time, for any reason whatsoever, with or without cause upon thirty days written notice to the other. This Agreement shall also terminate immediately should either party become insolvent or should bankruptcy proceedings be commenced for or against either party. Upon termination, neither party shall be liable to the other for any consequential damages or costs including lost profits, losses on unfulfilled contracts, or losses of any commitment or investment made in reliance upon the Agreement or the representations of the parties. All indemnity and warranty obligations and Reseller's obligations to pay for Products shall survive termination of the Agreement. Upon termination, Reseller shall cease representing that it is authorized to sell or service Epson products and shall cease using any Epson trademarks. Epson shall have no obligation to repurchase any Products or parts in Reseller's inventory upon termination.

     5. Indemnification by Reseller. Reseller shall indemnify and hold Epson harmless in any court actions or other proceedings due to any actual or alleged acts or omissions by Reseller in connection with its sale or servicing of any Epson products.

     6. Indemnification by Epson. Epson shall indemnify and hold Reseller harmless in any court actions or other proceedings due to any actual or alleged infringement of any patent, trademark, or copyright (hereafter "Claims") based on the Products. In response to Claims, Epson may, in its sole discretion, defend against the Claims, substitute other equivalent products, modify the Products, obtain for Reseller the right to continue sales, or repurchase the Products at the price actually paid by Reseller. Epson's indemnity shall not apply to the extent Claims are based on the combination of products with any hardware or software not supplied by Epson or upon unauthorized use or modification of the Products or trademarks. Except as stated above, Epson disclaims all liability for claims. In no event shall Epson be liable for any lost profits or other consequential damages.

     7. Arbitration and Governing Law. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. This Agreement shall be construed in accordance with the laws of California except the arbitration clause which shall be enforced pursuant to the Federal Arbitration Act.

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     8. Assignment. This Agreement is personal to Epson and Reseller and shall not be assigned by either without the written consent of the other.

     9. No Agency. This Agreement does not constitute Reseller as a partner, agent, or franchisee of Epson or authorize Reseller to act for Epson in any manner or create any obligation on behalf of Epson. Reseller shall be solely responsible for determining its resale prices and, except as set forth herein, shall operate its business in whatever manner it deems appropriate.

     10. Entire Agreement. The entire Agreement between the parties is incorporated in this Agreement and the Product Supplement, which shall only be modified by a written agreement signed by both parties. There are no representations, agreements or understandings, expressed or implied, affecting this Agreement which are not expressly set forth herein. Epson's sales representatives do not have authority to change the terms of the Agreement. This Agreement shall not be supplemented or modified by any course of dealing, trade usage, or any inconsistent terms in any purchase order or confirmation.

RESELLER

                           Miami Computer Supply Inc.
- --------------------------------------------------------------------------------
                                (Name of Company)

- --------------------------------------------------------------------------------
                             (Authorized Signature)

                                Thomas C. Winstel
- --------------------------------------------------------------------------------
                                  (Print Name)

                                 Vice-President
- --------------------------------------------------------------------------------
                                     (Title)

                                     6/19/95
- --------------------------------------------------------------------------------
                                     (Date)



EPSON AMERICA, INC.

- --------------------------------------------------------------------------------
                             (Authorized Signature)

                                Charmaine Nielsen
- --------------------------------------------------------------------------------
                                  (Print Name)

                           Director, Sales Operations
- --------------------------------------------------------------------------------
                                     (Title)

                                     6/28/95
- --------------------------------------------------------------------------------
                                     (Date)

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                                                        EAI Contract No. 187995

                               PRODUCT SUPPLEMENT

     This Supplement is incorporated into the Epson Authorized Reseller Agreement between the parties.

     1. Authorization. Master Reseller is authorized to sell the Epson products in the Product Categories listed in the attached Exhibit, which shall be sold only through those Locations listed in the Exhibit (the "Products").

     2. Standards of Performance. Master Reseller shall sell the Products and provide customers with pre-sale and post-sale support in a manner that assures a high degree of customer satisfaction. Master Reseller shall assure that its staff is competently trained to support the sale of Products by responding to customer inquiries, demonstrating the Products at any retail locations open to the public, and instructing customers regarding installation and operation of the Products. Master Reseller shall assure that all retail locations open to the public for the sale of the Products are attractively designed and maintained facilities that operate during normal business hours and display the Products in a manner conducive to the sale of high quality computer equipment.

     3. Product Changes. Epson reserves the unqualified right to change the prices of its Products, the quantity, type and design of its Products, and the number and type of Products within particular Product Categories. Epson is not obligated to offer Master Reseller all of the Products within the Product Categories Master Reseller is authorized to sell. New products introduced by Epson may be subject to sales restrictions not set forth herein.

     4. Warranty. The only warranty extended to any Reseller or End User is Epson's standard limited warranty statement that accompanies each Product. The exclusive remedy for breach of the limited warranty is repair or replacement, at Epson's option. Master Reseller shall not make any representations regarding the Products not made in Epson's literature. EXCEPT AS STATED ABOVE, EPSON SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. EPSON SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER FOR BREACH OF WARRANTY.

     5. End User Sales Only. Master Reseller shall sell the Products only to end users who purchase the Products for their own use or use within their organizations. Master Reseller shall not sell or transfer the Products to other resellers, or to end users or resellers outside the United States, or to exporters who may sell or transfer the Products outside the United States. Master Reseller's obligations to sell to end users only and not to engage in export sales or mail order sales of restricted products are not dependent on Epson's prohibition of, and enforcement against, such sales by other resellers.


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     6. Service. Master Reseller is not authorized to perform warranty repairs or non-warranty repairs ("Service") on Epson Products unless Master Reseller executes a Service Supplement and is appointed as an Epson Customer Care Center. In the event Master Reseller does not execute a Service Supplement, Master Reseller agrees as follows:

     (1) Master Reseller shall provide all customers seeking warranty service non-warranty service with Epson's designated telephone number for referral to an Epson Customer Care Center.

     (2) Master Reseller shall not perform warranty Service or accept Epson products for warranty Service unless, as a service to a customer, Master Reseller forwards the Product, without charge, to an Epson Customer Care Center for repair and return to the customer within a reasonable period of time.

     (3) Master Reseller shall not perform non-warranty repairs without affirmatively informing the customer that Master Reseller is not authorized by Epson to service Epson Products.

MASTER RESELLER

                           Miami Computer Supply Inc.
- -------------------------------------------------------------------------------
                                (Name of Company)

- --------------------------------------------------------------------------------
                             (Authorized Signature)

                                Thomas C. Winstel
- --------------------------------------------------------------------------------
                                  (Print Name)

                                 Vice-President
- --------------------------------------------------------------------------------
                                     (Title)

                                     6/19/95
- --------------------------------------------------------------------------------
                                     (Date)

EPSON AMERICA, INC.

- --------------------------------------------------------------------------------
                             (Authorized Signature)

                                Charmaine Nielsen
- -------------------------------------------------------------------------------
                                  (Print Name)

                           Director, Sales Operations
- -------------------------------------------------------------------------------
                                     (Title)

                                     6/28/95
- -------------------------------------------------------------------------------
                                     (Date)


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